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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)
1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)		84060 (Zip Code)

Registrant's telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press release issued by Nutraceutical dated January 29, 2004.

Item 12. Results of Operations and Financial Condition.

        On January 29, 2004, Nutraceutical International Corporation reported results for the fiscal 2004 first quarter ended December 31, 2003 in a press release, a copy of which is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)
	By:	/s/ LESLIE M. BROWN, JR.
Date: January 29, 2004		Senior Vice President, Finance, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Nutraceutical dated January 29, 2004.

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX